BlackRock Equity Dividend Fund (the “Fund”)

Supplement Dated December 17, 2009 to the
Service Shares Prospectus

Effective immediately, the Fund’s Service Shares Prospectus is revised as set forth below.

The paragraph under the section “Tax Information” on page 6 of the Service Shares Prospectus is deleted and replaced with the following:

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Code #PRO-10559-SVC-SUP-1209